SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):  September 21, 2004


                               CANEUM, INC.
            (Exact Name of Registrant as Specified in Charter)


     NEVADA                          0-30874               33-0916900
(State or Other Jurisdiction       (Commission          (IRS Employer
of Incorporation)                  File Number)         Identification No.)


170 Newport Center Drive, Suite 220, Newport Beach, CA          92660
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement

Amendment to Pipeline Software, Inc. Merger Agreement

     On July 8, 2004, Caneum entered into a merger agreement with Pipeline Software, Inc., a California corporation. The agreement originally provided for termination if the closing did not occur on or before September 30, 2004. On September 21, 2004, the parties executed an amendment to the agreement extending the termination date of the agreement until October 30, 2004. The amendment also accelerates the installment payments of the $500,000 cash consideration to be paid pro rata to the shareholders of Pipeline in the merger transaction. In addition to the first installment payment of $50,000 to the shareholders of Pipeline on the first day of the month following the effective date of the merger, Caneum will pay an additional amount at the effective date equal to the amount by which the total cash of Pipeline at closing exceeds $300,000, provided that this additional amount will not exceed $100,000 regardless of the total cash of Pipeline at closing. In no event will the total cash payments to the shareholders of Pipeline exceed $500,000.

     The securities to be issued to the shareholders of Pipeline will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Amendments to Employment Agreements

     In connection with the merger transaction with Pipeline, Caneum entered into two interim employment agreements with Charlie Sundling and Raju Patel. The initial terms of these employment agreements has been extended until October 30, 2004. In addition, the provision for termination of the agreements for cause has been amended to provide that cause shall exist if the merger between Caneum and Pipeline does not occur by October 30, 2004.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          2.2(a) Amendment dated September 21, 2004, to Merger Agreement dated July 8, 2004, between Caneum and Pipeline Software, Inc.
          10.12(a) Amendment dated September 21, 2004, to Employment Agreement dated effective June 15, 2004 with Charlie Sundling
          10.13(a) Amendment dated September 21, 2004, to Employment Agreement dated effective June 15, 2004 with Raju Patel

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

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Caneum, Inc.

Date:  September 27, 2004          By  /s/ Gary Allhusen
                                       Gary Allhusen, Executive Vice-President



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